UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2006

EXELIXIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-30235

Delaware	04-3257395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

170 Harbor Way

P.O. Box 511

South San Francisco, California 94083-0511

(Address of Principal Executive Offices, Including Zip Code)

(650) 837-7000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.	Entry into a Material Definitive Agreement

On December 21, 2006, Exelixis, Inc. (the “Company”) entered into Amendment No. 7 (“Amendment No. 7”) to the Loan and Security Agreement, dated May 22, 2002 (as amended, the “Loan Agreement”), between the Company and Silicon Valley Bank (the “Bank”).

Amendment No. 7 provides for a new equipment loan facility in the amount of up to $25,000,000 (“Facility C”). The Company may draw advances under the equipment loan facility beginning December 21, 2006 through December 31, 2007. Each equipment advance under Facility C must be in a minimum amount of $2,000,000. Each advance must be repaid by the Company beginning on the last business day of the month following the date of funding of the advance in 48 equal, monthly installments of principal, plus accrued interest, at an annual rate of 0.85% fixed. Amendment No. 7 also provides that Facility C is subject to a prepayment penalty of 1%.

Facility C is secured by the Company’s obligation to maintain at all times, in a non-interest bearing certificate of deposit account with the Bank, a cash balance equal to at least 100% of the outstanding principal balance of the financial obligations the Company owes to the Bank, including the amount of requested credit extensions. The Company also granted a first priority security interest in such deposit account to the Bank.

A copy of Amendment No. 7 is attached hereto as Exhibit 10.1. A copy of the Loan and Security Agreement, dated May 22, 2002, was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, filed with the Securities and Exchange Commission on August 6, 2002. The description of Amendment No. 7 and the Loan Agreement in this Report do not purport to be complete and are qualified in their entirety by reference to the complete copies of the Loan Agreement, including all amendments and modifications attached hereto and previously filed with the Securities and Exchange Commission.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 21, 2006, the Company made an initial draw of $12.4 million under Facility C. After giving effect to such draw, total outstanding borrowing under the Loan Agreement was $30.2 million.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 7, dated December 21, 2006, to the Loan and Security Agreement, dated May 22, 2002, between Silicon Valley Bank and Exelixis, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EXELIXIS, INC.

Date: December 27, 2006.	By:	/s/ Christoph Pereira
Christoph Pereira
Vice President, Legal Affairs and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Amendment No. 7, dated December 21, 2006, to the Loan and Security Agreement, dated May 22, 2002, between Silicon Valley Bank and Exelixis, Inc.